Exhibit 10.4

JOINT AND SEVERAL

GUARANTY OF PAYMENT

White Plains, New York

April 26, 2012

WHEREAS, DAIRYLAND HP LLC, a Delaware limited liability company having an office at c/o Dairyland USA Corporation, 100 East Ridge Road, Ridgefield, Connecticut 06877 (the “Borrower”), has applied to COMMERCIAL LENDING II LLC, a Delaware limited liability company having an office at 106 Corporate Park Drive, White Plains, New York 10604 (its successors, assigns, affiliates, including subsidiaries hereinafter referred to as “Lender”), for a loan in the principal sum of $11,000,000.00 (the “Loan”), which Loan will be evidenced by the Note, secured by the Mortgage and advanced pursuant to the Building Loan Agreement and a Loan Agreement, all as described and defined in Exhibit A attached hereto;

WHEREAS Lender is willing to make the Loan to the Borrower only if the undersigned execute and deliver this Guaranty and guarantee payment to Lender of the Debt (as herein defined) in the manner hereinafter provided;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, and in order to induce Lender to make the Loan to the Borrower, the undersigned hereby acknowledge, agree and confirm that all of the above recitals are true, correct and complete and hereby covenants and agrees with Lender as follows:

1. The undersigned guarantees, absolutely, irrevocably and unconditionally, to Lender the payment of the Debt notwithstanding that advances of the Loan have been, or may be, made in the face of a default or Event of Default (as defined in the Mortgage) under the Loan Documents (hereinbelow defined) or otherwise not in compliance with the lending criteria set forth in the Loan Agreement. The term “Debt” as used in this Guaranty shall mean all liabilities of the Borrower to Lender of whatever nature, whether now existing or hereafter incurred, whether created directly or acquired by Lender, by assignment or otherwise, whether matured or unmatured and whether absolute or contingent, evidenced by or arising out of or in connection with, the Note, the Mortgage, the Building Loan Agreement, or any other document or instrument now or hereafter executed and/or delivered in connection therewith or otherwise with respect to the Loan (said Note, Mortgage, Building Loan Agreement and other documents and instruments, as the same may be amended, modified, supplemented or restated from time to time, collectively, the “Loan Documents”) including, without limitation, all principal, interest, additional interest (including specifically all interest accruing from and after the commencement of any case, proceeding or action under any existing or future laws relating to bankruptcy, insolvency or similar matters with respect to the Borrower) and other sums of any nature whatsoever arising under the Loan Documents which may or shall become due and payable (all of the above unaffected by modification thereof in any bankruptcy or insolvency proceeding), and even though Lender may not have an allowed claim for the same against the Borrower as a result of any bankruptcy or insolvency proceeding.

2. The undersigned agree that the undersigned shall indemnify and hold Lender harmless and defend Lender at the undersigned’s sole cost and expense against any loss or liability, cost or expense (including, but not limited to, reasonable attorneys’ fees and disbursements of Lender’s counsel, whether in-house staff, retained firms or otherwise), and all claims, actions, procedures and suits arising out of or in connection with:

(a) any ongoing matters arising out of the transaction contemplated hereby, this Guaranty, the Debt, the Mortgage, the Note, the Building Loan Agreement or any other Loan Document, including, but not limited to, all costs of appraisals and reappraisals of the property encumbered by the Mortgage or any part thereof;

(b) any amendment to, or restructuring of, this Guaranty, the Debt and the Mortgage, the Note, the Building Loan Agreement or any of the other Loan Documents; and

(c) any and all lawful action that may be taken by Lender in connection with the enforcement of the provisions of this Guaranty, the Note, the Mortgage, or any of the other Loan Documents, whether or not suit is filed in connection with the same, or in connection with the undersigned, the Borrower and/or any partner, joint venturer or shareholder thereof becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding;

provided however that the above indemnifications shall exclude any and all loss or liability, cost or expense (including, but not limited to, reasonable attorneys’ fees and disbursements of Lender’s counsel, whether in-house staff, retained firms or otherwise), and all claims, actions, procedures and suits arising out of the gross negligence, bad faith, or willful misconduct of the Lender, its agents and employees.

All sums expended by Lender shall be payable on demand and, until reimbursed by the Borrower or by the undersigned pursuant hereto, shall bear interest at the Default Rate as set forth in the Note.

3. The undersigned hereby represents and warrants that all financial statements of the undersigned heretofore delivered to Lender by or on behalf of the undersigned are true and correct in all material respects and fairly present the financial condition of the undersigned as of the respective dates thereof, and no material adverse change has occurred in the financial conditions reflected therein since the respective dates thereof. The undersigned agrees to comply with all terms of that certain loan agreement of even date herewith among Borrower, the undersigned and Lender.

4. [reserved]

5. All moneys available to Lender for application in payment or reduction of the Debt may be applied by Lender in such manner and in such amounts and at such time or times and in such order, priority and proportions as Lender may see fit to the payment or reduction of such portion of the Debt as Lender may elect.

6. The undersigned hereby expressly agrees that this Guaranty is independent of, and in addition to, all collateral granted, pledged or assigned under the Loan Documents, and the undersigned hereby consents that from time to time, before or after any Event of Default under the Note, the Mortgage, the Building Loan Agreement or the other Loan Documents, with or without further notice to or assent from the undersigned:

(a) any security at any time held by or available to Lender for any obligation of the Borrower, or any security at any time held by or available to Lender for any obligation of any other person or party primarily, secondarily or otherwise liable for all or any portion of the Debt and all of the other obligations of the undersigned under this Guaranty, including fees, contracted with or acquired by Lender, whether joint, several, absolute, contingent, secured, matured or unmatured (for the purposes of this paragraph 4 and paragraphs 6, 8, 10 and 16 below, collectively, the “Liabilities”) and/or any other obligations of the Borrower or any other person or party, other than Lender, under any of the Loan Documents (“Other Obligations”), including any guarantor of the Debt and/or any of such Other Obligations, may be accelerated, settled, exchanged, surrendered or released and Lender may fail to set off and may release, in whole or in part, any balance of any deposit account or credit on its books in favor of the Borrower, or of any such other person or party;

(b) any obligation of the Borrower, or of any such other person or party, may be changed, altered, renewed, extended, continued, accelerated, surrendered, compromised, settled, waived or released in whole or in part, or any default with respect thereto waived; and

(c) Lender may extend further credit in any manner whatsoever to the Borrower, and generally deal with the Borrower or any of the above-mentioned security, deposit account, credit on its books to which it has rights or other person or party as Lender may see fit;

and the undersigned shall remain bound in all respects under this Guaranty, without any loss of any rights by Lender and without affecting the liability of the undersigned, notwithstanding any such exchange, surrender, release, change, alteration, renewal, extension, continuance, compromise, waiver, inaction, extension of further credit or other dealing. In addition, all moneys available to Lender for application in payment or reduction of the Debt and/or any Other Obligations may be applied by Lender in such manner and in such amounts and at such time or times and in such order, priority and proportions as Lender may see fit.

7. The undersigned hereby waives:

(a) notice of acceptance of this Guaranty and of the making of the Loan or any advance thereof by Lender to the Borrower;

(b) presentment and demand for payment of the Debt or any portion thereof;

(c) protest and notice of dishonor or default to any of the undersigned or to any other person or party with respect to the Debt or any portion thereof;

(d) all other notices to which any of the undersigned might otherwise be entitled; and

(e) any demand under this Guaranty.

8. [reserved]

9. This is a guaranty of payment and not of collection and the undersigned further waives any right to require that any action be brought against the Borrower or any other person or party or to require that resort be had to any security or to any balance of any deposit account or credit on the books of Lender in favor of the Borrower or any other person or party. Any payment on account of or reacknowledgment of the Debt by the Borrower, or any other party liable therefor, shall be deemed to be made on behalf of the undersigned and shall serve to start anew the statutory period of limitations applicable to the Debt.

10. Each reference herein to Lender shall be deemed to include its successors and assigns, in whose favor the provisions of this Guaranty shall also inure. Each reference herein to the undersigned shall be deemed to include the successors and assigns of the undersigned, all of whom shall be bound by the provisions of this Guaranty, provided, however, that the undersigned shall in no event nor under any circumstance have the right, without obtaining the prior written consent of Lender, to assign or transfer the undersigned’s obligations and liabilities under this Guaranty, in whole or in part, to any other person, party or entity in conjunction with the loan.

11. The term “undersigned” as used herein shall, if this Guaranty is signed by more than one party, unless otherwise stated herein, mean the “undersigned and each of them” and each undertaking herein contained shall be their joint and several undertaking. If this Guaranty is signed by more than one party, all singular references to the undersigned shall be deemed to be plural. Lender may proceed against none, one or more of the undersigned at one time or from time to time as it sees fit in its sole and absolute discretion. If any party hereto shall be a partnership, the agreements and obligations on the part of the undersigned herein contained shall remain in force and application notwithstanding any changes in the individuals composing the partnership and the term “undersigned” shall include any altered or successive partnerships, but the predecessor partnerships and their partners shall not thereby be released from any obligations or liability hereunder. If any party hereto shall be a corporation, the agreements and obligations on the part of the undersigned herein contained shall remain in force and application notwithstanding the merger, consolidation, reorganization or absorption thereof, and the term “undersigned” shall include such new entity, but the old entity shall not thereby be released from any obligations or liabilities hereunder.

12. No delay on the part of Lender in exercising any right or remedy under this Guaranty or failure to exercise the same shall operate as a waiver in whole or in part of any such right or remedy. No notice to or demand on any of the undersigned shall be deemed to be a waiver of the obligations of any of the undersigned or of the right of Lender to take further action without notice or demand as provided in this Guaranty. No course of dealing between any of the undersigned and Lender shall change, modify or discharge, in whole or in part, this Guaranty or any obligations of the undersigned hereunder.

13. This Guaranty may only be modified, amended, changed or terminated by an agreement in writing signed by Lender and the undersigned; provided should the Lender, in its sole and absolute discretion decide to release any one of the undersigned from its obligations hereunder, that a release of any one of the undersigned from its obligations hereunder shall be effective upon execution and delivery of a release, in form and content acceptable by the Lender, signed by the Lender and the applicable undersigned guarantor to be released alone. No waiver of any term, covenant or provision of this Guaranty shall be effective unless given in writing by Lender and if so given by Lender shall only be effective in the specific instance in which given. The execution and delivery hereafter to Lender by any of the undersigned of a new instrument of guaranty or any reaffirmation of guaranty, of whatever nature, shall not terminate, supersede or cancel this instrument, unless expressly so provided therein, and all rights and remedies of Lender hereunder or under any instrument of guaranty hereafter executed and delivered to Lender by any of the undersigned shall be cumulative and may be exercised singly or concurrently.

14. The undersigned acknowledges that this Guaranty and the undersigned’s obligations under this Guaranty are and shall at all times continue to be absolute, irrevocable and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Guaranty and the obligations of any of the undersigned under this Guaranty or the obligations of any other person or party (including, without limitation, the Borrower) relating to this Guaranty or the obligations of any of the undersigned hereunder or otherwise with respect to the Debt, including, but not limited to, a foreclosure of the Mortgage or the realization upon any other collateral given, pledged or assigned as security for all or any portion of the Debt, or the filing of a petition under Title 11 of the United States Code with regard to the Borrower or any of the undersigned, or the commencement of an action or proceeding for the benefit of the creditors of the Borrower or the undersigned, or the obtaining by Lender of title to, respectively, the premises encumbered by the Mortgage or any other collateral given, pledged or assigned as security for the Debt by reason of the foreclosure or enforcement of the Mortgage or any other pledge or security agreement, the acceptance of a deed or assignment in lieu of foreclosure or sale, or otherwise. This Guaranty sets forth the entire agreement and understanding of Lender and the undersigned with respect to the matters covered by this Guaranty and the undersigned acknowledges that no oral or other agreements, understandings, representations or warranties exist with respect to this Guaranty or with respect to the obligations of the undersigned under this Guaranty, except those specifically set forth in this Guaranty.

15. This Guaranty has been validly authorized, executed and delivered by the undersigned. The undersigned represents and warrants to Lender that it has the corporate power to do so and to perform its obligations under this Guaranty and this Guaranty constitutes the legally binding obligation of the undersigned fully enforceable against the undersigned in accordance with the terms hereof. The undersigned further represents and warrants to Lender that:

(a) neither the execution and delivery of this Guaranty nor the consummation of the transactions contemplated hereby nor compliance with the terms and provisions hereof will violate any applicable provision of law or any applicable regulation or other manifestation of governmental action; and

(b) all necessary approvals, consents, licenses, registrations and validations of any governmental regulatory body, including, without limitation, approvals required to permit the undersigned to execute and carry out the provisions of this Guaranty, for the validity of the obligations of the undersigned hereunder and for the making of any payment or remittance of any funds required to be made by the undersigned under this Guaranty, have been obtained and are in full force and effect.

16. Notwithstanding any payments made by any of the undersigned pursuant to the provisions of this Guaranty, until such time as (i) the Debt shall have been satisfied in full and the Lender shall have no obligations under the Loan Documents or otherwise with respect thereto and (ii) Lender shall have received payment in full in cash satisfaction of the Debt and the other Liabilities and there shall be no basis under which any such payment made to the Lender might be deemed voidable, set aside, reversed or disgorged, the undersigned irrevocably waives all rights to enforce or collect upon any rights which it now has or may acquire against the Borrower either by way of subrogation, indemnity, reimbursement or contribution for any amount paid under this Guaranty or by way of any other obligations whatsoever of the Borrower to any of the undersigned, nor shall any of the undersigned file, assert or receive payment on any claim, whether now existing or hereafter arising, against the Borrower in the event of the commencement of a case by or against the Borrower under Title 11 of the United States Code. In the event either a petition is filed under said Title 11 of the United States Code with regard to the Borrower or the commencement of an action or proceeding for the benefit of the creditors of the Borrower, this Guaranty shall at all times thereafter remain effective in regard to any payments or other transfers of assets to Lender received from or on behalf of the Borrower prior to notice of termination of this Guaranty and which are or may be held voidable on the grounds of preference or fraud, whether or not the Debt has been paid in full. The provisions of this paragraph 16 shall survive the term of this Guaranty, the payment in full of the Debt and all other Liabilities, and the termination of any commitment to make any further advances of Loan proceeds pursuant to the Building Loan Agreement.

17. Any notice, request or demand given or made under this Guaranty shall be in writing and shall be hand delivered or sent by Federal Express, UPS or other reputable nationally recognized overnight delivery service (with written confirmation of receipt) or by postage prepaid certified mail, return receipt requested, and shall be deemed given when actually received at the following addresses or, if refused, on the date of such refusal:

If to Lender:

COMMERCIAL LENDING II LLC

JPMorgan Chase Bank, N.A.

106 Corporate Park Drive

White Plains, New York 10604

Attention: Patricia Stone, Senior Vice President

With a copy to:

JPMorgan Lender Bank, N.A.

Legal Department

237 Park Avenue—12th Floor

Mail Code NY1-R065

New York, New York 10017

Attention: Charles J. Janoff, Esq.

If to the undersigned:

The Chefs’ Warehouse, Inc.

Chefs’ Warehouse Parent, LLC

Dairyland USA Corporation

The Chefs’ Warehouse Mid-Atlantic, LLC

Bel Canto Foods, LLC

The Chefs’ Warehouse West Coast, LLC

The Chefs’ Warehouse of Florida, LLC

c/o Dairyland USA Corporation

100 East Ridge Road

Ridgefield, Connecticut 06877

Attention: Kenneth Clark, Chief Financial Officer

With a copy to:

Reed Smith LLP

599 Lexington Avenue, 29th Floor

New York, New York 10022

Attention: Joseph M. Marger, Esq.

it being understood and agreed that each party will use reasonable efforts to send copies of any notices to the addresses marked “With a copy to” hereinabove set forth; provided, however, that failure to deliver such copy or copies shall have no consequence whatsoever to the effectiveness of any notice made to any of the undersigned or Lender. Each party to this Guaranty may designate a change of address by notice given, as herein provided, to the other party fifteen (15) days prior to the date such change of address is to become effective.

18. This Guaranty is, and shall be deemed to be, a contract entered into under and pursuant to the laws of the State of New York and shall be in all respects governed, construed, applied and enforced in accordance with the laws of the State of New York without regard to principles of conflicts of laws. The undersigned acknowledges and agrees that this Guaranty is, and is intended to be, an instrument for the payment of money only, as such phrase is used in §3213 of the Civil Practice Law and Rules of the State of New York, and the undersigned has been fully advised by its counsel of Lender’s rights and remedies pursuant to said §3213.

19. The undersigned agrees to submit to personal jurisdiction in the State of New York in any action or proceeding arising out of this Guaranty. In furtherance of such agreement, the undersigned hereby agrees and consents that without limiting other methods of obtaining jurisdiction, personal jurisdiction over the undersigned in any such action or proceeding may be obtained within or without the jurisdiction of any court located in New York and that any process or notice of motion or other application to any such court in connection with any such action or proceeding may be served upon the undersigned by registered or certified mail to, or by personal service at, the last known address of the undersigned, whether such address be within or without the jurisdiction of any such court. The undersigned hereby further agrees that the venue of any litigation arising in connection with the Debt or in respect of any of the obligations of the undersigned under this Guaranty, shall, to the extent permitted by law, be in New York County. Nothing in this paragraph shall limit the right of Lender to bring an action or proceeding arising out of the Guaranty in any other jurisdiction.

20. The undersigned absolutely, unconditionally and irrevocably waives any and all right to assert or interpose any defense (other than the final and indefeasible payment in full of the Debt), setoff, counterclaim or crossclaim of any nature whatsoever with respect to this Guaranty or the obligations of the undersigned under this Guaranty, or the obligations of any other person or party (including without limitation, the Borrower) relating to this Guaranty, or the obligations of the undersigned hereunder or otherwise with respect to the Loan in any action or proceeding brought by Lender to collect the Debt, or any portion thereof, or to enforce the obligations of the undersigned under this Guaranty (provided, however, that the foregoing shall not be deemed a waiver of the right of the undersigned to assert any compulsory counterclaim maintained in a court of the United States, or of the State of New York if such counterclaim is compelled under local law or rule of procedure, nor shall the foregoing be deemed a waiver of the right of the undersigned to assert any claim which would constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against Lender in any separate action or proceeding). The undersigned hereby undertakes and agrees that this Guaranty shall remain in full force and effect for all of the obligations and liabilities of the undersigned hereunder, notwithstanding the maturity of the Loan, whether by acceleration, scheduled maturity or otherwise.

21. No exculpatory provisions which may be contained in the Note, the Mortgage or in any other Loan Document shall in any event or under any circumstances be deemed or construed to modify, qualify, or affect in any manner whatsoever the obligations and liabilities of the undersigned under this Guaranty.

22. The obligations and liabilities of the undersigned under this Guaranty are in addition to the obligations and liabilities of the undersigned under the Other Guaranties (as hereinafter defined). The discharge of any or all of the undersigned’s obligations and liabilities under any one or more of the Other Guaranties by the undersigned or by reason of operation of law or otherwise shall in no event or under any circumstance constitute or be deemed to constitute a discharge, in whole or in part, of the undersigned’s obligations and liabilities under this Guaranty. Conversely, the discharge of any of the undersigned’s obligations and liabilities under this Guaranty by the undersigned or by reason of operation of law or otherwise shall in no event or under any circumstance constitute or be deemed to constitute a discharge, in whole or in part, of the undersigned’s obligations and liabilities under any of the Other Guaranties. The term “Other Guaranties” as used herein shall mean any other guaranty of payment, guaranty of performance, completion guaranty, indemnification agreement or other guaranty or instrument creating any obligation or undertaking of any nature whatsoever (other than this Guaranty) now or hereafter executed and delivered by any of the undersigned to Lender in connection with the Loan.

23. This Guaranty may be executed in one or more counterparts by some or all of the parties hereto, each of which counterparts shall be an original and all of which together shall constitute a single agreement of guaranty. The failure of any party listed below to execute this Guaranty, or any counterpart hereof, or the ineffectiveness for any reason of any such execution, shall not relieve the other signatories from their obligations hereunder nor shall any implication arise from the failure of any of the original guarantors to sign this Guaranty that such non-signing guarantor, or any other guarantor, is released from any of his/her/its respective obligations under the original guaranty.

24. Upon execution and delivery after the date hereof by the Lender and a Subsidiary (as defined in Existing Credit Agreement which is defined in the Loan Agreement) of an instrument in the form of Annex 1, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any such instrument shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guaranty Agreement.

25. The obligations of THE CHEFS’ WAREHOUSE MID-ATLANTIC, LLC under this Guaranty are secured in part by certain payments paid into a sinking fund account to be opened and maintained at JPMorgan Chase Bank,, N.A. (the “Sinking Fund Reserve”) to be pledged to and controlled by Lender (the “Sinking Fund Reserve Pledge”) to secure in part THE CHEFS’ WAREHOUSE MID-ATLANTIC, LLC’s obligations under the Guaranty.

26. The undersigned hereby irrevocably and unconditionally waives, and Lender by its acceptance of this Guaranty irrevocably and unconditionally waives, any and all right to trial by jury in any action, suit or counterclaim arising in connection with, out of or otherwise relating to this Guaranty.

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[Signature Page for Joint and Several Guaranty of Payment]

IN WITNESS WHEREOF, the undersigned have duly executed this Guaranty the day and year first above set forth.

THE CHEFS’ WAREHOUSE, INC.,
a Delaware corporation

By: /s/ Christopher Pappas
Name: Christopher Pappas
Title: Chief Executive Officer

CHEFS’ WAREHOUSE PARENT, LLC, a Delaware limited liability company

By: THE CHEFS’ WAREHOUSE, INC.,
a Delaware corporation,
its sole member

By: /s/ Christopher Pappas
Name: Christopher Pappas
Title: Chief Executive Officer

DAIRYLAND USA CORPORATION, a New York corporation

By: /s/ Christopher Pappas
Name: Christopher Pappas
Title: Chief Executive Officer

THE CHEFS’ WAREHOUSE MID-ATLANTIC, LLC,
a Delaware limited liability company

By: CHEFS’ WAREHOUSE PARENT, LLC,
a Delaware limited liability company,
its sole member and manager

By: THE CHEFS’ WAREHOUSE, INC.
a Delaware corporation,
its sole member

By: /s/ Christopher Pappas
Name: Christopher Pappas
Title: Chief Executive Officer

BEL CANTO FOODS, LLC, a New York limited liability company

By: DAIRYLAND USA CORPORATION,
a New York corporation,
its sole member and manager

By: /s/ Christopher Pappas
Name: Christopher Pappas
Title: Chief Executive Officer

THE CHEFS’ WAREHOUSE WEST COAST, LLC,
a Delaware limited liability company

By: CHEFS’ WAREHOUSE PARENT, LLC,
a Delaware limited liability company,
its sole member and manager

By: THE CHEFS’ WAREHOUSE, INC.,
a Delaware corporation,
its sole member

By: /s/ Christopher Pappas
Name: Christopher Pappas
Title: Chief Executive Officer

THE CHEFS’ WAREHOUSE OF FLORIDA, LLC,
a Delaware limited liability company

By: CHEFS’ WAREHOUSE PARENT, LLC,
a Delaware limited liability company, its sole member and manager

By: THE CHEFS’ WAREHOUSE, INC.,
a Delaware corporation,
its sole member

By: /s/ Christopher Pappas
Name: Christopher Pappas
Title: Chief Executive Officer

STATE OF NEW YORK                 )

                                                           ) ss.:

COUNTY OF NEW YORK             )

On the 16th day of April in the year 2012 before me, the undersigned, a Notary Public in and for said State, personally appeared Christopher Pappas, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacities, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Raquel Mehlman

Notary Public

Raquel Mehlman

Notary Public State of New York

New York County

LIC. #01ME6193851

Comm. Exp. 9/22/2012

EXHIBIT A

Building Loan Agreement: The term “Building Loan Agreement” as used in this Guaranty shall mean a certain Building Loan Agreement dated as of April 26, 2012, to be entered into between Lender and the Borrower, together with any and all modifications, supplements, extensions, replacements or substitutions therefor as may exist from time to time.

Mortgage: The term “Mortgage” as used in this Guaranty shall mean a certain Leasehold Mortgage and Security Agreement and Assignment of Leases and Rents dated April 26, 2012, in the principal sum of $11,000,000.00 to be given by the Borrower to Lender covering the leasehold estate of the Borrower in the Premises and the Improvements and intended to be duly recorded in Bronx County, State of New York, together with any and all modifications, supplements, extensions, replacements or substitutions therefor as may exist from time to time.

Note: The term “Note” as used in this Guaranty shall mean a certain Mortgage Note dated April 26, 2012, in the principal sum of $11,000,000.00 to be given by the Borrower to Lender, together with any and all modifications, supplements, extensions, replacements or substitutions therefor as may exist from time to time.

Loan Agreement: The term “Loan Agreement” as used in this Guaranty shall mean a certain Loan Agreement dated as of April 26, 2012, to be entered into between Lender and the Borrower and the guarantors referred to therein, together with any and all modifications, supplements, extensions, replacements or substitutions therefor as may exist from time to time.

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ANNEX 1 TO THE GUARANTY AGREEMENT

FORM OF SUPPLEMENT

SUPPLEMENT NO.                 , dated as of                     , to the JOINT AND SEVERAL GUARANTY OF PAYMENT, dated as of April 26, 2012, among Chefs’ Warehouse, Inc. and Dairyland USA Corporation (collectively referred to as the “Corporate Guarantors”); and Chefs’ Warehouse Parent, LLC, The Chefs’ Warehouse Mid-Atlantic, LLC, Bel Canto Foods, LLC, The Chefs’ Warehouse West Coast, LLC and The Chefs’ Warehouse of Florida, LLC (the “Entity Guarantors”) and any additional subsidiaries of the Borrower or any of the foregoing, their successors and assigns, including by merger, all of which shall become guarantors hereof pursuant to the terms and conditions of this Agreement, collectively the “Guarantors”) and Commercial Lending II LLC, as lender (as amended, supplemented or otherwise modified from time to time, the “Guaranty Agreement”).

A. Reference is made to that certain construction loan to the Borrower in the principal amount of $11,000,000.00 made on April 26, 2012 (the “Loan”) evidenced by certain building loan notes (the “Note”) and secured by a certain building loan, leasehold mortgage, assignment of lessor’s interest in leases and rents and security agreement (the “Mortgage”) held by the Lender.

WHEREAS, the Guarantors have guaranteed repayment of the Loan pursuant to a guaranty of even date herewith (the “Guaranty”); and

B. The Guarantors have entered into the Guaranty Agreement in order to induce the Lender to make the Loan. Section 24 of the Guaranty Agreement provides that additional Subsidiaries may become Guarantors under the Guaranty Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Guarantor”) is executing this Supplement to become a Guarantor under the Guaranty Agreement as consideration for the Loan previously made.

Accordingly, the Lender and the New Guarantor agree as follows:

Section 1. In accordance with Section 24 of the Guaranty Agreement, the New Guarantor by its signature below becomes a Guarantor under the Guaranty Agreement with the same force and effect as if originally named therein as a Guarantor, and the New Guarantor hereby (a) agrees to all the terms and provisions of the Guaranty Agreement applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a “Guarantor” in the Guaranty Agreement shall be deemed to include the New Guarantor. The Guaranty Agreement is hereby incorporated herein by reference.

Section 2. The New Guarantor represents and warrants to the Lender that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

Section 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one contract. This Supplement shall become effective when the Lender shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Lender. Delivery of an executed counterpart of this Supplement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Supplement.

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Section 4. Except as expressly supplemented hereby, the Guaranty Agreement shall remain in full force and effect.

Section 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guaranty Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 7. All communications and notices hereunder shall be in writing and given as provided in Section 17of the Guaranty Agreement. All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature below, with a copy to the Borrower.

Section 8. The New Guarantor agrees to reimburse the Lender for its out-of-pocket expenses in connection with this Supplement, including the fees, disbursements and other charges of counsel for the Lender.

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IN WITNESS WHEREOF, the New Guarantor and the Lender have duly executed this Supplement to the Guaranty Agreement as of the day and year first above written.

New Guarantor:
, a

By:
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